Exhibit 99.1

On Target to Outsmart CancerTM

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On Target to Outsmart Cancer HIGH UNMET NEED IN RAS-ADDICTED CANCERS RAS proteins drive 30% of human cancers(1), and are largely unserved by targeted therapeutics STRONG CLINICAL VALIDATION OF RAS AS CANCER DRIVER Proof-of-principle from first-gen KRASG12C inhibitors(2) predicts favorable impact of targeted inhibitors across numerous RAS cancer drivers DEEP SCIENCE-DRIVEN PIPELINE Comprehensive collection of groundbreaking RAS(ON) Inhibitors with best-in-class preclinical profiles and/or first-in-class potential covering RAS space broadly; first candidates planned to enter clinic in 2022 Leading RAS Companion Inhibitors in clinic designed for combination treatment strategies to counter resistance to RAS targeted therapies (1) Prior et al., Cancer Research 2020 (2) Lumakras approved by the FDA in May 2021

Excessive RAS(ON) Signaling Drives 30% of Human Cancers



RAS(OFF)
RAS(ON)
Normal
Cell Membrane

Tightly regulated
RAS(ON) proteins control cell growth

RAS-Addicted Cancers

RAS Cancer Mutations

Excessive
RAS(ON) signaling drives uncontrolled cell growth

Exemplary mutations in KRAS, HRAS and/or NRAS	
	G12C, G12D, G12V, G12R
	G13C, G13D
	Q61H, Q61K, Q61L

New patients per year (U.S.)[1]

230,000	**All**
67,000	Lung cancer
79,000	Colorectal cancer
49,000	Pancreatic cancer

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(1) Estimated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS *Cancer Facts and Figures* 2020 (see appendix for additional detail); lung cancer = non-small cell lung cancer

RAS Deep -Addicted Science- Cancers Driven Pipeline of Targeted Therapies for RAS(ON) Inhibitors RAS Companion Inhibitors 2 Drug expected Candidates to enter 2 Clinical-stage Drug Candidates clinic in 2022 RAS COOPERATING 2 expected Drug Candidates to file RAS(ON) TARGETS 1 IND-ready CANCER Drug Candidate INDs in 2023 DRIVERS 4+ programs Pipeline expansion

RAS(ON) Inhibitors Induce Rapid, Deep Suppression and Sustained of Drivers RAS(ON) Cancer RASMULTI KRASG12C RMC-6236 RMC-6291 RAS(ON) DRIVERS CANCER KRASG12D KRASG13C RMC-9805 RMC-8839

Engine Distinctive Targets RAS Oncogenic Drug Discovery: RAS(ON) Innovation Proteins ) Inhibitory Tri-Complexes Selected compounds Cyclophilin A Binary complex Non-covalent Covalent RAS(ON) Inhibitors Deep and Diverse Collection • Highly potent and selective • Oral and drug-like • Rapid, deep and sustained suppression of RAS(ON) signaling

RMC-6236: First-in-Class RAS^{MULTI}(ON) Inhibitor with Broad Potential Against RAS-Addicted Cancers


Colorectal
32%
Pancreatic
32%
137,000
New $KRAS^{G12X}$ patients per year (U.S.)(1)
Lung
30%
Other 6%

$KRAS^{G12X}$ includes $KRAS^{G12D}$, $KRAS^{G12V}$, $KRAS^{G12R}$ and $KRAS^{G12C}$

Highly Potent and Selective RAS(ON) Inhibitor

- Inhibits canonical RAS family members, suppressing the mutant cancer driver and cooperating wild-type RAS proteins

Robust Anti-tumor Activity in Cancer Models

- Deep and sustained inhibition drives durable anti-tumor activity in tumors with common RAS variants including $KRAS^{G12D}$, $KRAS^{G12V}$, $KRAS^{G12R}$ and $KRAS^{G12C}$

Attractive PK/ADME Profile

- Favorable *in vivo* oral bioavailability, clearance and concentration in tumors for effective target coverage in RAS-addicted cancer cells

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(1) Calculated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS *Cancer Facts and Figures* 2020 (see appendix for additional detail); lung cancer = non-small cell lung cancer

Characterization above is based on RVMD preclinical research

RMC-6236: Highly Active in Vivo Across Cancer Models with KRASG12X Drivers NSCLC PDAC CRC 62% ORR (8/13) 57% ORR (8/14) 38% ORR (5/13) 200 100% DCR (13/13) 200 86% DCR (12/14) 200 54% DCR (7/13) mPD 100 mPD Baseline 100 100 Volume From mPD Tumor 0 mSD 0 0 Mean Change mSD mSD % mPR mPR mPR mCR mCR mCR -100 -100 100 - 2—4 1903—2393—1955 — 2803 H441—1358 H358 KP HPAC GP2D H2122 H2030 — SW620 SW403 CTG LUN352—NCI LUN232 CTG CTG—NCI CTG NCI CTG LUN020 NCI LUN137 PAN022 PAN038 PAN1001 PAN026 PAN020 PAN003 Capan PAN010 PAN031 PAN039 PAN029 PAN009 CRC007 CRC043 CRC078 CRC060 CRC1018 CRC047 CRC051 CRC044 CRC039 CRC1005 KRASG12C KRASG12D KRASG12R KRASG12V Deep Tumor Regressions and Complete Responses Observed Across Cancer Models RMC-6236 RVMD preclinical dosed research, at 25 mg/kg as po of 10/12/21 qd; n = 3-10/group 9 NSCLC = non-small cell lung cancer; PDAC = pancreatic ductal adenocarcinoma; CRC = colorectal cancer Responses assigned according to mRECIST (see appendix) ORR = objective response rate; DCR = disease control rate

RMC-6236: Diverse RAS Highly Drivers Active in Vivo Across Cancer Models with 100 KRASG12X Tumors 75 RMC-6236 Median not reached Control % Tumors for either active Progression- 50 treatment group RAS Pathway Mutant Tumors Median = 9 days Free for both RMC-6236 25 control groups Control 0 0 10 20 30 Days on Treatment Durable Anti-Tumor Benefit Observed in KRASG12X Cancer Models and Beyond RVMD RMC-6236 preclinical dosed research, at 25 mg/kg as po of 10/12/21 qd 10 Progression defined as tumor doubling from baseline over 28 days p<0.0001 by Log-rank test (control vs RMC-6236 treatment) See appendix for composition of KRASG12X Tumors and RAS Pathway Mutant Tumors

RMC with -Checkpoint 6236: Anti-Tumor Inhibitor Immunity in Vivo and Strong Additivity Favorable Transformation of Durable Complete Responses Tumor Immune Microenvironment with Checkpoint Inhibitor Combination CD8+ T Cells M2 Mð›‰ mMDSCs ) Control RMC-6236 + Anti-PD1 (mm 3 CD45+ Volume of % Tumor 10/10 CR Mean Control RMC-6236 Modulation of the Tumor Microenvironment Primes for Anti-Tumor Immunity in Cancer Models RVMD preclinical research, as of 09/10/2021 Syngeneic tumor model with CT26 cell line engineered to express KRASG12C 11 RMC-6236 dosed at 25 mg/kg po qd; Anti-PD1 dosed at 10 mg/kg ip biw; n = 10/group M2 Mð›‰ = M2 macrophages; mMDSCs = Monocytic myeloid derived suppressor cells

RMC-6236: Clinical Priorities to Pursue First-in-Class Activity Against $KRAS^{G12X}$ Tumors

Activities

2022

- Submit IND^
- Initiate single agent dose escalation in patients with cancers with $KRAS^{G12X}$ mutations (focused on NSCLC, pancreatic cancer and CRC)
- Include 'below MTD' expansion cohorts in select populations during dose escalation

Further development

- Define RP2DS
- Single agent expansion cohorts in $KRAS^{G12X}$ tumors (NSCLC, pancreatic cancer and CRC)
- Combinations in $KRAS^{G12X}$ tumors (NSCLC, pancreatic cancer and CRC)

Aims

Evidence of first-in-class single agent activity against $KRAS^{G12X}$ tumors^

^See Milestones table

$KRAS^{G12X}$ may include $KRAS^{G12D}$, $KRAS^{G12V}$, $KRAS^{G12R}$ and/or $KRAS^{G12C}$
RP2DS = Recommended Phase 2 dose and schedule
MTD = maximum tolerated dose
NSCLC = non-small cell lung cancer; CRC = colorectal cancer

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RMC-6291: Mutant-Selective RAS(ON) Inhibitor with Best-in-Class Potential for KRASG12C Cancers Highly Potent and Selective RAS(ON) Inhibitor Lung 76% • Highly active against KRASG12C • Covalent for irreversible inhibition • Low off-target risk and acceptable safety profile 29,000 Robust Anti-tumor Activity in Cancer Models New KRASG12C patients Rapid, • deep and sustained inhibition drives durable per year (U.S.)(1) anti-tumor effects across multiple KRASG12C tumor types, with complete responses in some models Colorectal 18% Attractive PK/ADME Profile • Favorable in vivo oral bioavailability and clearance Pancreatic for effective target coverage in KRASG12C-addicted 3% Other 3% cancer cells 13 (1) Calculated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2020 (see appendix for additional detail); lung cancer = non-small cell lung cancer Characterization above is based on RVMD preclinical research

RMC-6291: Superior Outcomes in Mouse Clinical Trial with KRASG12C NSCLC Models RMC-6291 Adagrasib 72% (18/25) ORR 52% (13/25) ORR 92% (23/25) DCR 72% (18/25) DCR mPD mPD mSD mSD mPR mPR mCR mCR Best-in-Class Potential in KRASG12C NSCLC RVMD preclinical research as of 10/21/21 Adagrasib NSCLC = Non-small dosed at cell 100 lung mg/kg cancer po qd; RMC-6291 dosed at 200 mg/kg po qd; n = 3 to 10/group 14 Responses assigned according to mRECIST (see appendix)

RMC-6291 May Improve on KRASG12C (OFF) Inhibitor Class Across Three Outcome Measures in NSCLC Increased Rate Of Response(a) Increased Depth Of Response(b) Increased Duration Of Response(c) Volume Tumor in Change % Control RMC-6291 Adagrasib Best-in-Class Potential in KRASG12C NSCLC RVMD preclinical research as of 07/28/21 RMC NSCLC -6291 = Non dosed -small at cell 200 lung mg/kg cancer po qd; Adagrasib dosed at 100 mg/kg po qd 15 PDX Models: (a) LUN055; (b) LXFA-983; (c) CTG-0828 Nichols. Targeting KRASG12C(ON) and Potential Application to Overcoming Drug Resistance in RAS-Addicted Tumors. RAS-Targeted Drug Development Summit. Sept. 22, 2021.

RMC-6291: Clinical Priorities to Pursue Best-in-Class Activity Against $KRAS^{G12C}$ Tumors

Activities

2022

- Submit IND^
- Initiate single agent dose escalation in $KRAS^{G12C}$ tumors
- Include 'below MTD' expansion cohorts in select populations (e.g., NSCLC) during dose escalation

Further development

- Define RP2DS
- Single agent expansion cohorts in $KRAS^{G12C}$ NSCLC and pancreatic cancer (RAS inhibitor naïve +/- failure)
- Combinations in $KRAS^{G12C}$ NSCLC & CRC

Aims

Preliminary evidence of superior activity against $KRAS^{G12C}$ tumors^

^See Milestones table

RP2DS = Recommended Phase 2 dose and schedule
MTD = maximum tolerated dose
NSCLC = non-small cell lung cancer; CRC = colorectal cancer

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RMC-9805: Mutant-Selective RAS(ON) Inhibitor with Best-in-Class Potential for KRASG12D Cancers Highly Potent and Selective RAS(ON) Inhibitor Pancreatic Colorectal 38% 40% • Highly active against KRASG12D • Covalent for irreversible inhibition • Low off-target risk and acceptable safety profile 55,000 Robust Anti-tumor Activity in Cancer Models New KRASG12D patients • Rapid, deep and sustained inhibition drives durable per year (U.S.)(1) regressions in KRASG12D lung, pancreatic and colorectal cancers Attractive PK/ADME Profile Lung • Favorable in vivo oral bioavailability and clearance Other 14% for effective target coverage in KRASG12D-addicted 8% cancer cells 17 (1) Calculated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2020 (see appendix for additional detail); lung cancer = non-small cell lung cancer Characterization above is based on RVMD preclinical research

RMC-9805: Selective, Covalent and Orally Active with Sustained Inhibition of KRASG12D in Vivo Selective Covalent Single Dose PK/PD Modification of KRASG12D HPAC CDX (PDAC, KRASG12D/WT) PD: Tumor DUSP6 (%) KRAS: WT G12D G13D G12C G13C PK: Unbound plasma conc. (nM) X-linked KRAS 100 KRAS H/NRAS mRNA 100 control 10 to Unbound Potent Inhibition of KRASG12D DUSP6 50 1 Concentration Cancer Cell Growth 125 Tumor relative 0.1 (nM) Plasma 100% 0 0.5 1 2 4 8 24 48 0.01 %Control) 75 Time point (h) Proliferation 50 CTG, Cell (3D 25 0 -11 -10 -9 -8 -7 -6 -5 Log M [RMC-9805] RVMD RMC-9805 preclinical dosed research, at 100 mg/kg as of po 10/13/2021 18 PDAC = pancreatic ductal adenocarcinoma

RMC-9805: Regressions Tumor in Models of KRASG12D Cancers • First-in-class mutant-selective covalent inhibitor of KRASG12D • Deep and durable anti-tumor responses in vivo in pancreatic and colorectal cancer models • Oral dosing, well tolerated HPAC CDX (PDAC, KRASG12D/WT) 3 ) (mm 3000 Control RMC-9805 Volume 2000 Dosing Tumor 1000 start Mean 0 10 20 30 40 50 Days post-implant Gp2D CDX (CRC, KRASG12D/WT) 3 ) (mm Control RMC-9805 Volume 2000 Dosing 1000 Tumor start Mean 0 10 20 30 40 50 Days post-implant RVMD preclinical research, as of 11/05/2021 RMC-9805 dosed at 100 mg/kg pd qd; n = 10/group (top), 6/group (bottom); PDAC = pancreatic ductal adenocarcinoma; CRC = colorectal cancer

RMC-8839: First-in-Class Mutant-Selective RAS(ON) Inhibitor for $KRAS^{G13C}$ Cancers


Lung
70%
Colorectal
21%
Pancreatic
2%
Other
7%
3,000
New KRASG13C patients
per year (U.S.)(1)

Highly Potent and Selective RAS(ON) Inhibitor

- Highly active against $KRAS^{G13C}$
- Covalent for irreversible inhibition
- Low off-target risk and acceptable safety profile

Robust Anti-tumor Activity in Cancer Models

- Rapid, deep and sustained inhibition drives durable regressions in $KRAS^{G13C}$ lung cancers

Attractive PK/ADME Profile

- Favorable *in vivo* oral bioavailability and clearance for effective target coverage in $KRAS^{G13C}$-addicted cancer cells

(1) Calculated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS *Cancer Facts and Figures* 2020 (see appendix for additional detail); lung cancer = non-small cell lung cancer

Characterization above is based on RVMD preclinical research

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RMC-8839: Selective, Covalent and Orally Active with Sustained Inhibition of KRASG13C in Vivo Selective Covalent Single Dose PK/PD Modification of KRASG13C NCI-H1734 (NSCLC CDX, KRASG13C) KRAS: WT G12C G13C PD: Tumor DUSP6 (%) PK: Unbound plasma conc. (nM) X-linked KRAS KRAS H/NRAS Potent Inhibition of KRASG13C Cancer Cell Growth 125 No PD data at 0.5 and 1 hr 100 %Control) 75 Proliferation 50 Cell (CTG, 25 0 -11 -10 -9 -8 -7 Log M [RMC-8839] RVMD RMC-8839 preclinical dosed research, at 100 mg/kg as of po 12/22/2021 21 NSCLC = non-small cell lung cancer

RMC-8839: Regressions Tumor in Models of KRASG13C Cancers • First-in-class mutant-selective covalent inhibitor of KRASG13C • Deep anti-tumor responses in vivo in non-small cell lung cancer models • Oral dosing, well tolerated NCI-H1734 CDX (NSCLC, KRASG13C/WT) Control RMC-8839 ST2822B PDX (NSCLC, KRASG13C/WT) Control RMC-8839 RMC-8839 dosed at 100 mg/kg pd qd; n = 5/group; RVMD preclinical NSCLC = research, Non-small as cell of lung 11/17/2021 cancer

On Target to Outsmart **Pancreatic Cancer**

Devastating disease
>90% driven by KRAS mutations

49,000

New KRAS^{MUTANT} pancreatic cancer patients per year (US)[1]

Dismal survival rates
No approved targeted therapies


G12D
36%
RMC-6236
RMC-9805
G12V
26%
RMC-6236
G12R
13%
RMC-6236
RMC-6291
G12C
2%
RMC-6236
Other
23%
RMC-6236

Our development-stage RAS(ON) Inhibitors

- Inhibit >90% of pancreatic cancer drivers in cancer models[1]
- Exhibit strong anti-tumor activity in preclinical models of pancreatic cancer

(1) Calculated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS *Cancer Facts and Figures* 2020 (see appendix for additional detail)

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RAS Inhibitors Companion Suppress Cooperating Targets and Sustain Pathways RAS-Addicted that Cancers RMC-4630 SHP2 RMC-5552 RAS (ON) mTORC1 CANCER DRIVERS IMMUNE CHECKPOINTS

RMC-4630: Ongoing and Planned Clinical Combination Studies

STUDY	SPONSOR	COMBINED WITH	INDICATION(S)	STATUS
CodeBreaK 101c (U.S.)	Amgen	sotorasib	2L+ $KRAS^{G12C}$ solid tumors	Ongoing (Phase 1b/2)
RMC-4630-03 (Global)	RevMed	sotorasib	2L+ $KRAS^{G12C}$ NSCLC	Ongoing (Phase 2)
TCD16210 (Global)	Sanofi	adagrasib	2L+ $KRAS^{G12C}$ NSCLC	In preparation (Phase 1/2)
TBD	RevMed	RMC-6291	$KRAS^{G12C}$ TBD	Planning
TCD16210 (Global)	Sanofi	pembrolizumab	1L $PDL1^{+}$ NSCLC	Ongoing (Phase 1/2)

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SANOFI RMC-4630/SAR442720 under 2018 partnership

NSCLC = non-small cell lung cancer

RMC-4630: Clinical Priorities to Pursue Best-in-Class Combination Activity in KRAS^{G12C} Tumors

Activities

2022

- Complete enrollment in RMC-4630-03 and preliminary evaluation^

Further development

- Registration study in combination with KRAS^{G12C}(OFF) inhibitor in KRAS^{G12C} NSCLC
- Combination study(ies) with KRAS^{G12C}(OFF) inhibitor in KRAS^{G12C} CRC and/or pancreatic cancer
- Combination study(ies) with RMC-6291

Aims

Evidence of clinical benefit as RAS Companion Inhibitor against KRAS^{G12C} NSCLC^
Evidence of clinical benefit as a RAS Companion Inhibitor against additional KRAS^{G12C} tumors

^See Milestones table

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RMC-4630/SAR442720 under 2018 partnership

NSCLC = non-small cell lung cancer
CRC = colorectal cancer

RMC-5552 Clinical Opportunity

- Potent, selective inhibitor of hyperactivated mTORC1 to reactivate the tumor suppressor 4EBP1
- Designed for combination with RAS(ON) inhibitors in patients with cancers harboring RAS/mTOR pathway co-mutations[(1)]
    - >30,000 new patients per year across lung, colorectal and pancreatic cancers (U.S.)[(2)]
- Single agent Phase 1b dose escalation underway, focused on tumor genotypes linked to hyperactivated mTORC1 signaling

(1) mTOR pathway co-mutations include genetic changes with likely oncogenic activity in one or more of PIK3CA, PTEN, TSC1, TSC2, STK11, and/or mTOR
(2) Calculated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS *Cancer Facts and Figures* 2020; see appendix for additional detail

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Preliminary Evidence of Clinical Activity


Best Tumor Change in Efficacy Evaluable Patients Treated with 6 mg IV Weekly#
Change from Baseline (%)
100
50
0
-50
-100
SD
SD
SD
PR*
PANCREATIC STK11
PROSTATE PTEN
HEAD AND NECK PIK3CA
HEAD AND NECK PTEN

Preliminary assessments suggest mucositis as the major dose-limiting toxicity. 6 mg weekly was well tolerated. Further enrollment at doses above 6 mg is ongoing to define the RP2DS; *Patient received one dose of 12 mg, followed by weekly doses of 6 mg. Data as of 01/07/2022.

RMC-5552: Clinical Priorities to Pursue Best-in-Class Combination Activity in RAS^{MUTANT}/mTORC1-Activated Tumors

Activities

2022

- Complete single agent dose-escalation
- Initiate single agent expansion cohorts in select tumors with mTOR pathway mutations

Further development

- Define single agent RP2DS
- Complete single agent expansion cohorts
- Combinations with RAS(ON) inhibitors from our portfolio in RAS^{MUTANT} tumors with mTOR pathway co-mutations

Aims

Additional evidence of single agent activity against tumors with mTOR pathway mutations^

^See Milestones table

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RP2DS = Recommended Phase 2 dose and schedule

Deep Pipeline of Targeted Therapies for Majority of RAS-Addicted Cancers PRECLINICAL IND-ENABLING CLINICAL PHASE 1 CLINICAL PHASE 2 CLINICAL PHASE 3 RAS(ON) INHIBITORS RMC-6236 RASMULTI RMC-6291 KRASG12C RMC-9805 KRASG12D RMC-8839 KRASG13C Additional G12R, G12V, G13D, Q61X, other RAS COMPANION INHIBITORS RMC-4630 SHP2 RMC-5552 mTORC1/4EBP1 RMC-5845(1) SOS1 (1) IND-ready

Anticipated Milestones

PROGRAM	MILESTONE (EXPECTED TIMING)
RAS(ON) INHIBITORS	
RMC-6236 (RAS^{MULTI})	Submit IND (1H22); Provide evidence of first-in-class single agent activity (2023)
RMC-6291 ($KRAS^{G12C}$)	Submit IND (1H22); Provide preliminary evidence of superior activity (2023)
RMC-9805 ($KRAS^{G12D}$)	Submit IND (1H23)
RMC-8839 ($KRAS^{G13C}$)	Submit IND (2H23)
Additional RAS^{MUTANT}-Selective Inhibitor	Nominate development candidate (2H22)
RAS COMPANION INHIBITORS	
RMC-4630 (SHP2)	Complete enrollment in RMC-4630-03 (2H22); Provide preliminary (2H22) and additional (2023) evidence of clinical benefit as a RAS Companion Inhibitor from RMC-4630-03
RMC-5552 (mTORC1/4EBP1)	Provide additional evidence of single agent activity (2023)

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Financial Information Financial Position Cash, cash equivalents and $608.7 million(1) marketable securities @ 9/30/2021 2021 Financial Guidance 2021 GAAP net loss of $170 million to $190 million(2) (1) Expected to fund planned operations to end of 2023 (2) Includes non-cash stock-based compensation expense of approximately $20 million

Focused on serving high unmet needs across numerous cancers driven by diverse RAS mutations Targeted RAS(ON) Inhibitors with compelling preclinical profiles expected to begin entering clinic in 2022 Targeted RAS Companion Inhibitors designed to counter drug resistance have shown initial clinical activity and evaluation continues Development-stage portfolio covers RAS drivers of all major RAS-addicted cancers

Appendix

- RAS cancer epidemiology statistics are estimated using tumor mutation frequencies from Foundation Medicine Insights August 2020 and scaled to estimated patient numbers using cancer incidence from ACS *Cancer Facts and Figures* 2020:
  - RAS mutations include: KRAS G12(A,C,D,R,S,V), KRAS G13(C,D), KRAS Q61(H, K, L), KRAS A146T, KRAS wild-type amplification, NRAS G12C, NRAS Q61(K,L,R,P), HRAS mutations of known/likely function, BRAF class 3 mutations, NF1 loss of function mutations, PTPN11 mutations of known/likely function. NF1 LOF mutations = 50% of all NF1 mutations of known/likely function. BRAF class 3 mutations = D287H, D594(A,E,G,H,N,V,Y), F595L, G466(A,E,R,V,E,D,R), N581(I,S), S467L,T599I, V459L.
  - Includes 12 major types: non-small cell lung cancer, colorectal, pancreatic adenocarcinoma, renal, gastroesophageal, head and neck squamous cell, ovarian and biliary cancers, acute myeloid leukemia, and advanced melanoma, bladder and uterine/endometrial cancers causing mortality.
  - Est. worldwide annual incidence of RAS-mutated cancers is 3.4 million per Prior et al., *Cancer Research* 2020

- RAS mutations drive 30% of human cancers per Prior et al., *Cancer Research* 2020

- $KRAS^{G12X}$ includes $KRAS^{G12D}$, $KRAS^{G12V}$, $KRAS^{G12R}$ and $KRAS^{G12C}$

- Mouse tumor responses on slides 9 and 14 assigned according to mRECIST (modified from Gao et al. Nat Med. 2015):
  - mPD = progressive disease; mSD = stable disease; mPR = partial response; mCR = complete response

- Kaplan-Meier progression on slide 10 defined as tumor doubling from baseline over 28 days:
  - $KRAS^{G12X}$ Tumors, where X = D,V,C, A or R: n = 207
  - RAS Pathway Mutant Tumors includes $KRAS^{G12X}$ and other RAS and RAS pathway mutant tumors: $KRAS^{G13C}$, $KRAS^{G13D}$, $KRAS^{K117N}$, $KRAS^{Q61H}$, $NF1^{LOF}$, $PTPN11^{E76K\ or\ G503V}$, $BRAF^{Class\ 3\text{-}mutant}$, and $KRAS^{WT\text{-}Amp}$: n = 332

- PDX = patient-derived xenograft; CDX = cell line-derived xenograft

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